EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

Goldenwell Biotech, Inc.

The undersigned (the “Subscriber”) hereby irrevocably subscribes for that number of shares of common stock (the “Shares”) of Goldenwell Biotech, Inc., a Nevada corporation (the “Company”), set forth below, upon and subject to the terms and conditions set forth in the Company’s Prospectus dated _________, 2020, in the United States Securities and Exchange Commission Registration Statement on Form S-1, to which this Subscription Agreement is attached and which the Subscriber acknowledges as having received and read.

Total number of shares subscribed for at US $0.05 per share: ________________ shares.

Amount paid with this Subscription Agreement at a price of US $_____ per Share: US $________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

IN WITNESS WHEREOF,

The undersigned has executed this Subscription Agreement this ____ day of ______________, 2020.

Name of Entity (for purchasers which are entities only): _____________________

* Signature: _________________________________________

* Print Name: ________________________________________

Print Title (for purchasers which are entities only): _________________________

* Address: ____________________________________________

____________________________________________

Subscriber’s US Social Security Number or

* Identification number of home jurisdiction: ___________________________

Signature of Co-owners, if applicable: ___________________________________

* Name as it should appear on the Certificate: _______________________________

If Joint Ownership, check one (all parties must sign above):

[ ] Joint Tenants with Right of Survivorship

[ ] Tenants in Common

[ ] Community Property

If Fiduciary or Business Entity check one:

[ ] Trust Authorized Person _________________________ Capacity_____________________

[ ] Estate Authorized Person _________________________  Capacity_____________________

[ ] Corporation Authorized Person _________________________  Capacity_____________________

[ ] Limited Liability Company

Authorized Person _________________________  Capacity_____________________

[ ] Partnership Authorized Person _________________________ Capacity_____________________

[ ] Other ____________________ (Describe)

Authorized Person _________________________   Capacity_____________________

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of Goldenwell Biotech, Inc. this _____ day of _____________, 2020.

GOLDENWELL BIOTECH, INC.

By: ______________________________

Name: _______________________

Title: _______________________

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